BLACKROCK SERIES FUND, INC.
BlackRock Balanced Capital Portfolio
BlackRock Total Return Portfolio
(the “Fund”)

Supplement dated November 29, 2011 to the
Statement of Additional Information, dated May 1, 2011

Effective February 27, 2012, the following changes are made to the Statement of Additional Information (“SAI”) of the Fund.

The eleventh paragraph in the section of the SAI entitled “Investment Restrictions—Restrictions Applicable to each Portfolio (Except the Money Market Portfolio)” is deleted in its entirety and replaced with the following:

Each Portfolio (except the Money Market Portfolio), and as otherwise noted below, has adopted investment restrictions numbered (a) through (f) as non-fundamental policies. Under the non-fundamental investment restrictions, each Portfolio (except the Money Market Portfolio), and as otherwise noted below, may not:

Paragraph (d) in the section of the SAI entitled “Investment Restrictions—Restrictions Applicable to each Portfolio (Except the Money Market Portfolio)” is deleted in its entirety and replaced with the following:

     (d) U.S. Government Bond Portfolio only. Invest in equity securities of foreign issuers if at the time of acquisition more than 10% of its total assets, taken at market value at the time of the investment, would be invested in such securities; provided, however, that up to 25% of the total assets of the U.S. Government Bond Portfolio may be invested in securities (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the New York Stock Exchange. Consistent with the general policy of the SEC, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer’s securities are principally traded, or (iii) a country in which the issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or in which at least 50% of the assets of the issuer are situated.

The section of the SAI entitled “Portfolio Strategies and Risks—Foreign Securities” is deleted in its entirety and replaced with the following:

Foreign Securities. The U.S. Government Bond Portfolio may not invest in equity securities of foreign issuers if at the time of acquisition more than 10% of its total assets, taken at market value at the time of the investment, would be invested in such securities; provided, however, that up to 25% of the total assets of the U.S. Government Bond Portfolio may be invested in securities (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the New York Stock Exchange (the “NYSE”). The Money Market Portfolio may invest without limitation in U.S. dollar-denominated obligations of foreign issuers. In order for shares of the Portfolios to remain eligible investments for the Accounts, the Fund has undertaken to comply with certain diversification requirements in accordance with state insurance laws. As a matter of operating policy, the Capital Appreciation Portfolio will not invest in the securities of foreign issuers if at the time of acquisition more than 20% of its total assets would be invested in such securities.

Investments in foreign securities, particularly those of non-governmental issuers, involve considerations and risks which are not ordinarily associated with investing in domestic issuers. These considerations and risks include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. If it should become necessary, the Fund could encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. The operating expense ratio of a Portfolio investing in foreign securities can be expected to be higher than that of an investment company investing exclusively in United States securities because the expenses of the Portfolio, such as custodial and brokerage costs, are higher. Transaction costs in foreign securities may be higher. In addition, net investment income received by a Portfolio on a foreign security may be subject to withholding and other taxes imposed by foreign governments, which will reduce the Portfolio’s net investment income. The Manager will consider these and other factors before investing in foreign securities, and will not make such investments unless, in its opinion, such investments will meet the standards and objectives of a particular Portfolio. As a matter of operating policy, no Portfolio that may invest in foreign securities (other than the Capital Appreciation Portfolio, Large Cap Core Portfolio and Global Allocation Portfolio) may concentrate its investments in any particular foreign country, and each such Portfolio (other than the Balanced Capital Portfolio, Capital Appreciation Portfolio, Large Cap Core Portfolio, High Yield Portfolio, Global Allocation Portfolio and Total Return Portfolio) will purchase only securities issued in U.S. dollar denominations. A Portfolio’s return on investments in non-U.S. dollar denominated securities may be reduced or enhanced as a result of changes in foreign currency rates during the period in which the Portfolio holds such investments.

Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities (but rather deemed to be U.S. securities) if (i) the company’s principal operations are conducted from the U.S., (ii) the company’s equity securities trade principally on a U.S. stock exchange, (iii) the company does a substantial amount of business in the U.S. or (iv) the issuer of securities is included in the Portfolio’s primary U.S. benchmark index.

Shareholders should retain this Supplement for future reference.

SAI-19057-1111SUP